March 24, 2008


                        TOUCHSTONE VARIABLE SERIES TRUST

                         TVST LARGE CAP CORE EQUITY FUND

                   SUPPLEMENT TO PROSPECTUS DATED MAY 1, 2007

               NOTICE OF CHANGE TO THE LARGE CAP CORE EQUITY FUND

EFFECTIVE MARCH 24, 2008, THE LARGE CAP CORE EQUITY FUND IS INCREASING THE NUMBER OF STOCKS IT CAN HOLD FROM A MAXIMUM OF 30 TO A MAXIMUM OF 60. THE FUND IS ALSO CHANGING THE PROCESS THE SUB-ADVISOR EMPLOYS TO SELECT STOCKS FOR THE FUND'S PORTFOLIO.

ON PAGE 18 OF THE PROSPECTUS DATED MAY 1, 2007, PLEASE REPLACE THE SECTION ENTITLED "ITS PRINCIPAL INVESTMENT STRATEGIES" WITH THE FOLLOWING:

ITS PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily (at least 80% of its total assets) in common stocks of large cap companies. Shareholders will be provided with at least 60 days' prior notice of any change in this policy. A large cap company has a market capitalization of more than $10 billion. The Fund's portfolio will generally consist of 40 to 60 stocks. The Fund's investments may include companies in the technology sector.

The Sub-Advisor selects stocks that it believes are attractively valued with active catalysts in place. The Sub-Advisor uses a database of 4,000 stocks from which to choose the companies that will be selected for the Fund's portfolio. A specific process is followed to assist the Sub-Advisor in its selections:

      o The 4,000 stocks are reduced to 1,000 by screening for the stocks in the Russell 1000 Index.

      o The 1,000 stocks are reduced by screening for the largest market capitalizations (over $10 billion).

      o A model is applied to select stocks that the Sub-Advisor believes are priced at a discount to their true value.

      o The Sub-Advisor then searches for those companies that have unrecognized earnings potential versus their competitors. Restructuring announcements, changes in regulations and spot news can be indicators of improved earnings potential.

Stocks are considered for sale if the Sub-Advisor believes they are overpriced, or if a significant industry or company development forces a re-evaluation of expected earnings. Stocks will be sold if the relative price to intrinsic value reaches 50% or more above the Russell 1000 Index, if a structural event permanently lowers the company's expected earnings, or if the integrity of accounting is in doubt. The portfolio is rebalanced periodically, or as needed, due to changes in the Russell 1000 Index or the Fund's other portfolio securities.

The Sub-Advisor's selection process is expected to cause the Fund's portfolio to have some of the following characteristics:

      o     Attractive relative value
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      o     Unrecognized earnings potential

      o     Above-average market capitalization

      o     Seasoned management

      o     Dominant industry position




              303 Broadway o Suite 1100 o Cincinnati, OH 45202-4203
                Ph: 800.543.0407 o www.touchstoneinvestments.com

        Touchstone Funds are distributed by Touchstone Securities, Inc.*
              *A registered broker-dealer and member FINRA and SIPC
                A Member of Western & Southern Financial Group(R)


               Please retain this Supplement for future reference.